EXHIBIT 24.1

POWERS OF ATTORNEY
OF
EXECUTIVE OFFICERS AND DIRECTORS
OF
PARK NATIONAL CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan as well as interests in the Park National Corporation Employees Stock Ownership Plan to be offered or sold pursuant thereto, hereby constitutes and appoints David L. Trautman, John W. Kozak and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and NYSE Amex LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19 day of July, 2010.

/s/ C. Daniel DeLadwer
C. Daniel DeLawder

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan as well as interests in the Park National Corporation Employees Stock Ownership Plan to be offered or sold pursuant thereto, hereby constitutes and appoints C. Daniel DeLawder, John W. Kozak and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and NYSE Amex LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19 day of July, 2010.

/s/ David L. Trautman
David L. Trautman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan as well as interests in the Park National Corporation Employees Stock Ownership Plan to be offered or sold pursuant thereto, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and Brady T. Burt , and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and NYSE Amex LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19 day of July, 2010.

/s/ John W. Kozak
John W. Kozak

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan as well as interests in the Park National Corporation Employees Stock Ownership Plan to be offered or sold pursuant thereto, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and NYSE Amex LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19 day of July, 2010.

/s/ Brady T. Burt
Brady T. Burt

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan as well as interests in the Park National Corporation Employees Stock Ownership Plan to be offered or sold pursuant thereto, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman, John W. Kozak and Brady T. Burt, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and NYSE Amex LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 19 day of July, 2010.

/s/ Maureen Buchwald
Maureen Buchwald

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan as well as interests in the Park National Corporation Employees Stock Ownership Plan to be offered or sold pursuant thereto, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman, John W. Kozak and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and NYSE Amex LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19 day of July, 2010.

/s/ James J. Cullers
James J. Cullers

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan as well as interests in the Park National Corporation Employees Stock Ownership Plan to be offered or sold pursuant thereto, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman, John W. Kozak and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and NYSE Amex LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19 day of July, 2010.

/s/ Harry O. Egger
Harry O. Egger

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan as well as interests in the Park National Corporation Employees Stock Ownership Plan to be offered or sold pursuant thereto, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman, John W. Kozak and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and NYSE Amex LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19 day of July, 2010.

/s/ F. William Englefield IV
F. William Englefield IV

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan as well as interests in the Park National Corporation Employees Stock Ownership Plan to be offered or sold pursuant thereto, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman, John W. Kozak and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and NYSE Amex LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19 day of July, 2010.

/s/ Stephen J. Kambeitz
Stephen J. Kambeitz

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan as well as interests in the Park National Corporation Employees Stock Ownership Plan to be offered or sold pursuant thereto, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman, John W. Kozak and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and NYSE Amex LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19 day of July, 2010.

/s/ William T. McConnell
William T. McConnell

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan as well as interests in the Park National Corporation Employees Stock Ownership Plan to be offered or sold pursuant thereto, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman, John W. Kozak and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and NYSE Amex LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19 day of July, 2010.

/s/ Timothy S. McLain
Timothy S. McLain

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan as well as interests in the Park National Corporation Employees Stock Ownership Plan to be offered or sold pursuant thereto, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman, John W. Kozak and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and NYSE Amex LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19 day of July, 2010.

/s/ John J. O’Neill
John J. O’Neill

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan as well as interests in the Park National Corporation Employees Stock Ownership Plan to be offered or sold pursuant thereto, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman, John W. Kozak and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and NYSE Amex LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19 day of July, 2010.

/s/ William A. Phillips
William A. Phillips

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan as well as interests in the Park National Corporation Employees Stock Ownership Plan to be offered or sold pursuant thereto, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman, John W. Kozak and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and NYSE Amex LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19 day of July, 2010.

/s/ Rick R. Taylor
Rick R. Taylor

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan as well as interests in the Park National Corporation Employees Stock Ownership Plan to be offered or sold pursuant thereto, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman, John W. Kozak and Brady T. Burt, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and NYSE Amex LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 19 day of July, 2010.

/s/ Sarah Reese Wallace
Sarah Reese Wallace

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PARK NATIONAL CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Park National Corporation Employees Stock Ownership Plan as well as interests in the Park National Corporation Employees Stock Ownership Plan to be offered or sold pursuant thereto, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman, John W. Kozak and Brady T. Burt, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and NYSE Amex LLC, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19 day of July, 2010.

/s/ Leon Zazworsky
Leon Zazworsky